John Hancock Money Market Fund Supplement to the Prospectus dated August 1, 2007

In the “Your Expenses” section on page 5, under the “Expenses” section, the hypothetical expenses example and introduction is amended and restated as follows:

The hypothetical example below shows what your expenses would be after the expense reduction (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund’s actual expenses and returns, either past or future.

Expenses	Year 1	Year 3	Year 5	Year 10
Class A	$90	$324	$576	$1,299

Class B with redemption	$676	$866	$1,181	$1,943
Class B without redemption	$176	$566	$981	$1,943

Class C with redemption	$276	$566	$981	$2,140
Class C without redemption	$176	$566	$981	$2,140

440PS 12/07 December 27, 2007